CARILLON SERIES TRUST

SUPPLEMENT DATED APRIL 16, 2018 TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2018

Effective June 1, 2018, the Statement of Additional Information is amended as follows:

1.             In the “Redeeming Shares - Receiving Payment” section, the following paragraph is added as the last paragraph of the section:

The Board is authorized by the Trust’s Agreement and Declaration of Trust dated May 5, 2017, to require any shareholder or group of shareholders to redeem shares for any reason, including if the share activity of an account or the ownership of shares by a particular shareholder is deemed by the Trustees either to affect adversely the Trust or any fund, or not to be in the best interests of the remaining shareholders of any fund or class of shares.   Prior to making any such redemption, a fund will provide at least 60 days’ written notice to the affected shareholder(s).  Unless the shares are redeemed at an earlier date, absent any unforeseen circumstances, the shares will be redeemed at the NAV per share of a fund determined as of the close of regular trading on the NYSE and the Nasdaq (typically 4:00 p.m. ET) on the redemption date.

2.             In the “Fund Information - Investment Adviser and Administrator; Subadvisers - Advisory Fees” section, the following paragraph is added as the last paragraph of the section.

Carillon Tower receives payments from the funds’ subadvisers for amounts waived and/or reimbursed under each contractual fee waiver and expense reimbursement agreement and provides to the subadvisers any recoupment that Carillon Tower receives from the funds.  Carillon Tower also may receive payments from the subadvisers for certain marketing and related expenses.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE